BNY Mellon Large Cap
Securities Fund, Inc.

Summary Prospectus | May 1, 2020

Ticker Symbol: DREVX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at http://im.bnymellon.com/literaturecenter. You can also get this information at no cost by calling 1-800-373-9387 (inside the U.S. only) or by sending an e-mail request to info@bnymellon.com. The fund's prospectus and statement of additional information, dated May 1, 2020 (each as revised or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary investment objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.65
Other expenses	0.07
Total annual fund operating expenses	0.72

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$74	$230	$401	$894

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 27.73% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large capitalization companies. The fund considers large capitalization companies to be those companies with market capitalizations, at the time of purchase, that are within the range of market capitalizations of companies included in the S&P 500® Index, the fund's benchmark.

In choosing stocks, the fund's portfolio managers use fundamental analysis to create a broadly diversified portfolio comprised of growth stocks, value stocks and stocks that exhibit characteristics of both investment styles. The portfolio managers attempt to measure a security's intrinsic value by analyzing "real" data (company financials, economic outlook, etc.) and other factors (management, industry conditions, competition, etc.) and select stocks based on value, growth and financial profile.

The fund typically sells a security when the portfolio managers believe that there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, the company has lost favor in the current market or economic environment, or a more attractive opportunity has been identified.

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Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.

• Large-cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.  To the extent the fund may overweight its investments in certain companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those companies, industries or sectors.

• Management risk. The investment process used by the fund's portfolio managers could fail to achieve the fund's investment goals and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.bnymellonim.com/us.

Year-by-Year Total Returns as of 12/31 each year (%)
Best Quarter Q1, 2012: 15.52% Worst Quarter Q3, 2011: -17.71%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BNY Mellon Large Cap Securities Fund, Inc. Summary	2

Average Annual Total Returns (as of 12/31/19)
	1 Year	5 Years	10 Years
Fund returns before taxes	27.06%	10.54%	11.99%
Fund returns after taxes on distributions	25.05%	8.32%	10.27%
Fund returns after taxes on distributions and sale of fund shares	17.35%	7.92%	9.56%
S&P 500® Index reflects no deductions for fees, expenses or taxes	31.46%	11.69%	13.55%
Portfolio Management

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser).

Leigh N. Todd, CFA, Erik A. Swords, Robin Wehbe, CFA, CMT and Matthew Jenkin are the fund's primary portfolio managers, a position Ms. Todd has held since November 2015, Messrs. Swords and Wehbe have held since July 2019 and Mr. Jenkin has held since April 2020. Ms. Todd is a managing director, senior portfolio manager and a senior research analyst at Mellon Investments Corporation (Mellon), an affiliate of BNYM Investment Adviser. Mr. Swords is a director and senior research analyst on the Global Research team at Mellon. Mr. Wehbe is a managing director, senior portfolio manager and a member of the Global Research team at Mellon. Mr. Jenkin is a senior research analyst at Mellon. Each primary portfolio manager is also an employee of BNYM Investment Adviser.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $2,500 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-373-9387 (inside the U.S. only) or by visiting www.bnymellonim.com/us. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or through a Retirement Plan (as defined below),you may mail your request to sell shares to BNY Mellon Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to BNY Mellon Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions. Retirement Plans include qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but do not include IRAs (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)).

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

BNY Mellon Large Cap Securities Fund, Inc. Summary	3

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

BNY Mellon Large Cap Securities Fund, Inc. Summary	4